                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                  Filed pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 3, 2002



                    SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                    0-11521               23-10701520
 (State or Other Jurisdiction        (Commission          (I.R.S. Employer
      of Incorporation or            file number)          Identification
         Organization)                                         Number)


                             Four Country View Road
                                Malvern, PA 19355
                    (Address of principal executive offices)


                                 (610) 647-5930
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.
         ------------

         On January 3, 2002, Systems & Computer Technology Corporation announced that Michael J. Emmi retired as Chairman of the Board, President and Chief Executive Officer of the Company. Michael D. Chamberlain, who has served the Company in various executive capacities since 1986, most recently as Chief Operating Officer, and a member of the Board of Directors since 1989, was elected President and Chief Executive Officer. Allen R. Freedman, a member of the Company's Board of Directors since 1982, was elected non-executive Chairman of the Board. Mr. Freedman was Chairman and Chief Executive Officer of Fortis, Inc., a multi-billion dollar financial services company, prior to his retirement in July 2000.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SYSTEMS & COMPUTER TECHNOLOGY CORPORATION



Date: January 11, 2002                By:  /s/ Richard A. Blumenthal
                                         ------------------------------------
                                      Title:  Senior Vice President,
                                      General Counsel and Secretary